UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 13, 2006
WINTRUST FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Illinois (State or other jurisdiction of	0-21923 (Commission File Number)	36-3873352 (I.R.S. Employer Identification No.)
Incorporation)

727 North Bank Lane		60045
Lake Forest, Illinois		(Zip Code)
(Address of principal executive
offices)
Registrant’s telephone number, including area code (847) 615-4096
Not Applicable
(Former name or former address, if changed since last year)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This amendment to the Current Report on Form 8-K filed by Wintrust Financial Corporation (the “Company”) on March 16, 2006 (the “Original Form 8-K”) is submitted solely to include the information required by Item 5.02(d)(3) permitted pursuant to Item 5.02 of Form 8-K to be omitted from the Original Form 8-K and filed by amendment to the Original Form 8-K no later than four business days after such information is determined or becomes available.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
As disclosed in the Original Form 8-K, on March 13, 2006, Allan E. Bulley, Jr. was appointed to the Company’s Board of Directors. At that time Mr. Bulley had not yet been assigned to any Board Committees. On July 28, 2006, Mr. Bulley was appointed to the Board’s Nominating and Corporate Governance Committee and Risk Management Committee, effective as of such date.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINTRUST FINANCIAL CORPORATION (Registrant)
By:	/s/ David L. Stoehr
David L. Stoehr
Executive Vice President and Chief Financial Officer

Date: July 31, 2006

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